Notes receivable	12 Months Ended
Dec. 31, 2019
Accounts and Financing Receivable, after Allowance for Credit Loss [Abstract]
Notes receivable

NXT advanced $250,000 USD (the “Note Receivable”) to Alberta Green Ventures Limited Partnership (“AGV”) on a secured basis in September 2019.  The interest rate on the Notes Receivable is the greater of 2% and the rate prescribed under the Income Tax Act (Canada) from time to time, payable monthly in arrears. All interest was collected as at December 31, 2019. AGV secured the Notes Receivable with common shares previously held by AGV.

As per the terms of the Note Receivable, NXT, in its sole and absolute discretion, was entitled to elect to receive any payment made by AGV by way of cash payment, or delivery for cancellation to NXT of the equivalent number of Common Shares having a fair market value equal to the aggregate of such amounts, calculated using the volume weighted average price of the Common Shares as reported and traded on the Toronto Stock Exchange for the five trading days immediately preceding the repayment date.

On December 13, 2019 NXT issued a Direction to Pay to AGV, in which the principle of the Note Receivable would be settled in shares of NXT, however, this did not occur. On April 13, 2020, NXT has cancelled the previous Direction to Pay and has issued a new Direction to Pay to AGV. The April 13, 2020 Direction to Pay has now directed AGV to deliver US$250,000 in cash proceeds as repayment on the principle amount of US$250,000. Interest will begin to accrue until the date on which payment in full of all amounts owing pursuant to the Notes Receivable are received by NXT. NXT may change its Direction to Pay, if NXT so decides, at its sole and absolute discretion to receive the principal repayment by way of Common Shares by application to the Alberta Securities Commission.

Based on the fair market value of the common shares held as collateral the Note Receivable is fully collateralized.